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                                                               April 1, 2000
 FUND PROFILE
T. ROWE PRICE
InternationalDiscovery Fund

 A stock fund seeking long-term capital growth through investments primarily in small and medium-sized companies outside the U.S.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.


 What is the fund's principal investment strategy?

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   Selection of common stocks reflects a growth style. Rowe Price-Fleming International, Inc. ("Price-Fleming") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

   In selecting stocks, we generally favor companies with one or more of the following characteristics:

   . leading market position;

   . attractive business niche;

   . strong franchise or natural monopoly;

   . technological leadership or proprietary advantages;

   . seasoned management;

   . earnings growth and cash flow sufficient to support growing dividends; and

   . healthy balance sheet with relatively low debt.

   Normally, the fund invests primarily (at least 65% of total assets) in common stocks. To a lesser extent, the fund may also purchase other securities, including futures and options, in keeping with the fund's objective.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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FUND PROFILE
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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in rising markets.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

  . Emerging market risk To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be negatively affected by portfolio exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the fund's share price to decline.
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FUND PROFILE
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  . Other risks of foreign investing  Other risks result from the varying stages of economic and political development, the differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on the fund.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Small and medium-sized company risk Because the fund focuses on small and medium-sized companies, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy. A small- to mid-cap fund such as this one is most appropriately used as a supplement to a diversified portfolio of more-established foreign stocks.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund should not represent your complete investment program or be used for short-term trading purposes.
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FUND PROFILE
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 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO


                       Calendar Year Total Returns
  "90"    "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"    "99"
 ------------------------------------------------------------------------
 -12.84  11.69  -9.08  49.85  -7.63  -4.36  13.87  -5.67  6.12    155.03
 ------------------------------------------------------------------------



          Quarter ended              Total return

 Best quarter                           12/31/99 57.19%

 Worst quarter                           9/30/90 -21.98%


 Table 1  Average Annual Total Returns
                                       Periods ended 3/31/00
                                   1 year    5 years     10 years
 ------------------------------------------------------------------
  International Discovery Fund    175.55%    30.60%       15.68%

  MSCI EAFE Small Cap Index        20.23     -0.16          ---
  Salomon Smith Barney Non-U.S.    24.27      7.78         5.32
  Extended Market Index
 ------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.
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FUND PROFILE
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 What fees or expenses will I pay?

   The fund is 100% no load. The fund charges a 2% redemption fee, payable to the fund, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
          Shareholder fees (fees paid directly from your investment)
  Redemption fee (for shares held less than one year)           2%
                        Annual fund operating expenses
                 (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------------
  Management fee                                               1.07%
  Other expenses                                               0.35%
  Total annual fund operating expenses                         1.42%
 ------------------------------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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
    $145        $449         $776          $1,702
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



 Who manages the fund?

   The fund is managed by Price-Fleming, a joint venture between T. Rowe Price Associates, Inc. and the London-based Fleming Group. The Fleming Group includes Robert Fleming and Jardine Fleming. Established in 1979, Price-Fleming manages investments for individual and institutional accounts, including 12 no-load mutual funds sold directly to the public.

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing its investment program. The advisory group consists of John R. Ford, who joined Price-Fleming in 1982 and has 20 years of experience with the Fleming Group in research and portfolio management; Frances Dydasco, who joined Price- Fleming in 1996 and has 11 years of experience in research and financial analysis; Mark J.T. Edwards, who joined Price-Fleming in 1987 and has 18 years of experience in financial analysis; Ian J. MacDonald, who joined Price-Fleming in 1998 and has 15 years of experience in equity research and portfolio management; and Justin Thomson, who joined Price-Fleming in 1998 and has eight years of experience in portfolio management.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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 Important Information About the International Discovery Fund

  . The fund is closed to new investors, except for defined contribution retirement plan accounts (including SEP-IRAs). The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts in the fund.

  . Shareholders who held shares prior to the closing are not affected.
   Purchases of additional shares are permitted for all existing accounts.

  . The closing does not restrict shareholders from selling shares in their fund accounts.

  . When deemed to be in the fund's best interests, the fund reserves the right in appropriate cases to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO
                                                                     RPS F38-035
 T. Rowe Price Investment Services, Inc., Distributor
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